Exhibit 10.1

FACILITY AGREEMENT

FACILITY AGREEMENT (this “Agreement”), dated as of March 15, 2011, between Titan Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), Deerfield Private Design Fund II, L.P., a Delaware limited partnership, Deerfield Private Design International II, L.P., a limited partnership organized under the laws of the British Virgin Islands, Deerfield Special Situations Fund, L.P., a Delaware limited partnership and Deerfield Special Situations Fund International Limited, a company organized under the laws of the British Virgin Islands (individually, a “Lender” and together, the “Lenders” and, together with the Borrower, the “Parties”).

W I T N E S S E T H

WHEREAS, the Borrower wishes to borrow from the Lenders funds for general corporate purposes; and

WHEREAS, the Lenders desire to make a loan to the Borrower for such purpose (the “Loan”),

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 General Definitions. Wherever used in this Agreement, the Exhibits or the Schedules attached hereto, unless the context otherwise requires, the following terms have the following meanings:

“Additional Amounts” has the meaning given to it in Section 2.4(b).

“Affiliate” means, with respect to any Person, (a) any other Person directly or indirectly controlling, controlled by, or under common control with that Person; (b) any other Person owning beneficially or controlling ten percent (10%) or more of the equity interest in such Person; (c) any officer, director, partner, member, or shareholder of such Person; or (d) any spouse, parent, sibling (natural born or adopted) or child (natural born or adopted) of such Person. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

“Aggregate Deferred Payments” has the meaning given to it in Section 2.2(b).

“Business Day” means a day on which banks are open for business in The City of New York and Los Angeles.

“Common Stock” means the common stock, par value $0.001 per share, of the Borrower.

“Default” means any event which, at the giving of notice, lapse of time or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default.

“Dollars” and the “$” sign mean the lawful currency of the United States of America.

“Event of Default” has the meaning given to it in Section 4.5.

“Excluded Taxes” means, with respect to any Lender (a) income or franchise taxes imposed on (or measured by) such Person’s net income, or any taxes (other than Other Taxes) imposed on its net capital or net worth, by any jurisdiction under the laws of which such recipient is organized or in which its principal office is located or in which it is doing business (other than solely by reason of the execution, delivery or enforcement of, or the transactions otherwise contemplated by, this Agreement or any other Financing Document), (b) any branch profits taxes or any similar tax imposed by any jurisdiction described in clause (a) of this sentence, and (c) any taxes imposed pursuant to FATCA because such Lender failed to comply with the applicable requirements under Section 1471(b) or Section 1472(b) of the IRC (including any agreements or requests entered into or issued pursuant to Section 1471(b) or 1472(b) of the IRC) or elects to be withheld upon pursuant to Section 1471(b)(3) of the IRC.

“FATCA” means Sections 1471 through 1474 of the IRC, as in effect on the date hereof, and any applicable Treasury regulations promulgated thereunder or published administrative guidance implementing such Sections.

“Final Payment” means such amount as may be necessary to repay the outstanding principal amount and accrued and unpaid interest of the Notes in full and any other amounts owing by the Borrower to the Lenders pursuant to the Financing Documents; provided however, that if the Final Payment is made pursuant to Section 4.4, such principal amount shall be calculated at 110% thereof.

“Final Payment Date” means the earlier of (i) the date on which the Borrower makes the Final Payment and (ii) the Maturity Date.

“Financing Documents” means this Agreement, the Notes, the Warrants, the Security Agreement, the Registration Rights Agreement dated as of the date hereof, by and among the Borrower and the Lenders and any other document or instrument delivered in connection with any of the foregoing whether or not specifically mentioned herein or therein.

“Foreign Person” has the meaning given to such term in Section 2.4.

“GAAP” means generally accepted accounting principles, practices and procedures in effect from time to time in the United States of America.

“Government Authority” means any government, governmental department, ministry, cabinet, commission, board, bureau, agency, tribunal, regulatory authority, instrumentality, judicial, legislative, fiscal, or administrative body or entity, domestic or foreign, federal, state or local having jurisdiction over the matter or matters and Person or Persons in question, including, without limitation, the SEC.

“Indebtedness” means the following, whether direct or contingent, of the Borrower:

1. all indebtedness for borrowed money;

2. the deferred purchase price of assets or services which in accordance with GAAP would be shown to be a liability (or on the liability side of a balance sheet);

3. all guaranty obligations;

4. the maximum amount of all letters of credit issued or acceptance facilities established for the account of the Borrower and, without duplication, all drafts drawn thereunder (other than letters of credit supporting other indebtedness of Borrower and which are otherwise permitted hereunder);

5. all capitalized lease obligations;

6. all indebtedness of another Person secured by any Lien on any property of the Borrower, whether or not such indebtedness has been assumed or is recourse;

7. all obligations under take-or-pay or similar arrangements or under any interest rate swaps, caps, floors, collars and other interest hedge or protection agreements, treasury locks, equity forward contracts, currency agreements or commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements and any other derivative instruments, in each case, whether the Borrower is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations the Borrower otherwise assures a creditor against loss;

8. indebtedness created or arising under any conditional sale or title retention agreement; and

9. obligations of the Borrower with respect to withdrawal liability to or on behalf of any “multi employer plan” as defined in Section 4001(a) of ERISA.

“Indemnified Person” has the meaning given to it in Section 5.11.

“Indemnified Taxes” means Taxes (other than Excluded Taxes) and Other Taxes.

“Indemnity” has the meaning given to it in Section 5.11.

“Interest Rate” means 8.5% per annum.

“IRC” means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

“Liabilities” means all claims, actions, suits, judgments, damages, losses, liability, obligations, responsibilities, fines, penalties, sanctions, costs, fees, taxes, commissions, charges,

disbursements and expenses, in each case of any kind or nature (including interest accrued thereon or as a result thereto and reasonable fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise.

“Lien” means any lien, pledge, preferential arrangement, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention, privilege or other encumbrance on or with respect to property or interest in property having the practical effect of constituting a security interest, in each case with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind.

“Loss” has the meaning given to it in Section 5.11.

“Major Transaction” has the meaning given to it in the Warrants.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, condition (financial or otherwise) or property of the Borrower, (b) the validity or enforceability of any provision of any Financing Document, (c) the ability of the Borrower to timely perform the Obligations or (d) the rights and remedies of the Lenders under any Financing Document.

“Maturity Date” means the fifth anniversary of the issue date of the Notes.

“Notes” means the notes issued to the Lenders evidencing the Loan in the forms attached hereto as Exhibits A-1, A-2, A-3 and A-4.

“Novartis Event” means the termination by Novartis Pharma A.G. (“Novartis”) of the entire Territory pursuant to Section 10.1 of the Sublicense Agreement effective as of November 20, 1997 between the Borrower and Novartis.

“Obligations” means all obligations (monetary or otherwise) of the Borrower arising under or in connection with the Financing Documents.

“Organizational Documents” means the Certificate of Incorporation and By-laws of the Borrower.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies, together with any interest, fees, additions to tax or penalties applicable thereto (including by reason of any delay in payment) arising from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Financing Document.

“Permitted Distributions” means (a) purchases of capital stock from former employees, consultants and directors pursuant to repurchase agreements or other similar agreements in an aggregate amount not to exceed $100,000 in any fiscal year, provided that at the time of such purchase no Event of Default has occurred and is continuing; (b) purchases for value of any rights distributed in connection with any stockholder rights plan; (c) purchases of capital stock or options to acquire such capital stock with the proceeds received from a substantially concurrent issuance of capital stock or convertible securities; (d) purchases of capital stock pledged as collateral for loans to employees; and (e) purchases of capital stock in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise or in connection with the satisfaction of withholding tax obligations

“Permitted Indebtedness” means: (a) indebtedness of Borrower in favor of the Lenders arising under this Agreement and the other Financing Documents; (b) indebtedness existing as of the date hereof and disclosed on Exhibit B hereof; (c) Subordinated Debt, provided that the aggregate outstanding principal amount of all such Subordinated Debt shall not exceed $10,000,000 at any time; (d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business; (e) capitalized leases and Purchase Money Indebtedness not to exceed $100,000 in the aggregate in any fiscal year; (f) Indebtedness for deferred compensation to employees of the Borrower; and (g) refinanced Permitted Indebtedness, provided that (i) such refinanced Indebtedness has an aggregate outstanding principal amount not greater than the aggregate principal amount of such Permitted Indebtedness outstanding at the time of such refinancing, (ii) such refinanced Indebtedness has a maturity of no shorter than that of such Permitted Indebtedness, (iii) such refinanced Indebtedness does not accelerate the amortization of such Permitted Indebtedness.

“Permitted Liens” means (a) Liens existing on the date hereof in favor of Oxford Finance Corporation which shall be released simultaneously with the funding of the Loan hereunder; (b) Liens in favor of the Lenders; (c) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith by appropriate proceedings diligently prosecuted that stay the enforcement of any Lien and for which Borrower maintains adequate reserves on its books in accordance with GAAP; (d) Purchase Money Liens; (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (d), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness it secures may not increase; (f) leases or subleases of real property granted in the ordinary course of the Borrower’s business, and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than intellectual property) granted in the ordinary course of the Borrower’s business; (g) (i) non-exclusive licenses of intellectual property granted to third parties in the ordinary course of business, and (ii) licenses of intellectual property that could not result in a legal transfer of title of the licensed property that may be exclusive other than as to territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States; (h) leases or subleases granted in the ordinary course of Borrower’s business, including in connection with Borrower’s leased premises or leased property; (i) Liens in favor of financial institutions arising in connection with Borrower’s deposit or securities accounts held at such institutions; (j) Liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (k) Liens incurred in the ordinary course of business in connection with workmen’s compensation, unemployment insurance or other forms of governmental insurance or benefits relating to employees securing sums (i) not overdue or (ii) being contested in good faith provided that adequate reserves with respect thereto are maintained on the books of the Borrower in conformity with GAAP; and (l) Liens other than those described above which do not at any time exceed $25,000 in the aggregate.

“Person” means and includes any natural person, individual, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

“Prepayment Date” has the meaning given to it in Section 2.2(b).

“Prepayment Revenue” means the net cash consideration received by the Borrower from the sale, licensing and/or marketing of Probuphine.

“Purchase Money Indebtedness” means (a) any indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, (b) any indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (c) any renewals, extensions or refinancings thereof (subject to the limitations set forth in clause (g) of the definition of Permitted Indebtedness).

“Purchase Money Lien” means any Lien upon any fixed assets that secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

“Put Notice” has the meaning given to it in Section 4.4.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, including the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement, dated as of the date of this Agreement, between the Borrower and the Lenders.

“Securities Exchange Act” means the Securities Exchange Act of 1934, including the rules and regulations promulgated thereunder.

“Subordinated Debt” means (a) Indebtedness incurred by Borrower subordinated to Borrower’s Indebtedness owed to Lenders and which is reflected in a written agreement in a manner and form acceptable to Lenders in their sole and absolute discretion and (b) to the extent the terms of subordination do not change adversely to Lenders, refinancings, refundings, renewals, amendments or extensions of any of the foregoing.

“Subsidiary or Subsidiaries” means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Borrower.

“Taxes” means all deductions or withholdings for any and all present and future taxes, levies, imposts, stamp or other duties, fees, assessments, deductions, withholdings, all other governmental charges, and all liabilities with respect thereto, including without limitation interest, additions to tax and penalties.

“Trading Days” has the meaning set forth in the Warrants.

“Warrants” means the Warrants issued pursuant to Section 2.7.

Section 1.2 Interpretation. In this Agreement, unless the context otherwise requires, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties requires and the verb shall be read and construed as agreeing with the required word and pronoun; the division of this Agreement into Articles and Sections and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions; the words “herein,” “hereof,” “hereunder,” “hereinafter” and “hereto” and words of similar import refer to this Agreement as a whole and not to any particular Article or Section hereof; the words “include,” “including,” and derivations thereof shall be deemed to have the phrase “without limitation” attached thereto unless otherwise expressly stated; references to a specified Article, Exhibit or Section shall be construed as a reference to that specified Article, Exhibit or Section of this Agreement; and any reference to any of the Financing Documents means such agreement or document as the same shall be amended, supplemented or modified and from time to time in effect.

ARTICLE II

AGREEMENT FOR THE LOAN

Section 2.1 Disbursements. Within 15 Business Days after the date hereof, the Lenders shall disburse Seventeen Million Dollars ($17,000,000) to a deposit account in the name of the Borrower.

Section 2.2 Repayment. (a) Subject to the provisions of Section 2.2(b), the Borrower shall prepay the Notes on the first, second, third and fourth anniversaries of their issue date in an amount equal to 10%, 15%, 25% and 25%, respectively, of their initial principal amount.

(b) Upon the occurrence of a Novartis Event and thereafter to and including September 30, 2012, the Borrower may, in lieu of making payments of principal and interest on the Notes required thereunder, elect by 10 days’ notice to the Lenders to increase the principal amounts of the Notes, pro rata, by an amount equal to such payments (the “Aggregate Deferred Payments”). If the Borrower makes any such election, on the 10th Business Day of each month thereafter until the 10th Business Day of October, 2012 (a “Prepayment Date”), the Borrower shall prepay the Notes pursuant to the procedures set forth in the Security Agreement in an amount equal to 75% of the Prepayment Revenue actually received by Borrower during the immediately preceding month. The Borrower shall provide to the Lenders at least five Business Days’ notice prior to each Prepayment Date the calculation of the Prepayment Revenue actually received by Borrower for the preceding month, together with the basis for such calculation. The Borrower shall promptly provide to the Lenders such information as the Lenders shall reasonably request to permit the Lenders to verify each such calculation. On October 12, 2012, the

Borrower shall pay to the Lenders the amount, if any, by which the Aggregate Deferred Payments exceed the aggregate Prepayment Revenues theretofore received by the Lenders.

(c) The Borrower shall remit the Final Payment to the Lenders on the Final Payment Date.

(d) The Borrower may prepay each of the Notes at any time with a premium equal to 110% of its outstanding principal amount.

(e) The proceeds of any prepayment made hereunder shall be applied, pro rata, first to accrued and unpaid interest and second, to the outstanding principal amount. Each prepayment shall be allocated 37.28% to Deerfield Private Design Fund II, L.P., 42.72% to Deerfield Private Design International II, L.P., 7.8% to Deerfield Special Situations Fund, L.P. and 12.2% to Deerfield Special Situations Fund International Limited.

Section 2.3 Payments Payments of any amounts due to the Lenders under any Financing Document shall be made in Dollars in immediately available funds prior to 2:30 p.m. New York City time on such date that any such payment is due, at such bank or places as the Lenders shall from time to time designate in writing. The Borrower shall pay all and any costs (administrative or otherwise) imposed by Borrower’s banks, clearing houses, or any other financial institution in connection with making any such payments.

Section 2.4 Taxes, Duties and Fees

(a) Any and all payments hereunder or under any other Financing Document shall be made, in accordance with this Section 2.4, free and clear of and without deduction for any and all present or future Indemnified Taxes except as required by applicable law. If Borrower shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder or under any other Financing Document, (i) the sum payable shall be increased by as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.4) the Lenders shall receive an amount equal to the sum they would have received had no such deductions been made (any and all such additional amounts payable to Lenders shall hereafter be referred to as the “Additional Amounts”), (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of such Taxes, Borrower shall furnish to the applicable Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to such Lender.

(b) Borrower shall, within ten (10) days of demand therefor, pay to each applicable Lender the full amount of Indemnified Taxes (including any Taxes, other than Excluded Taxes, imposed by any jurisdiction on amounts payable under this Section 2.4) paid by such Lender, as appropriate, and any Liabilities relating thereto.

(c) Each Lender (other than a Foreign Person (as hereafter defined)) on or before the Closing Date shall provide to Borrower a properly completed and executed IRS Form W-9 certifying that such Lender is organized under the laws of the United States. Each Lender organized under the laws of a jurisdiction outside the United States (a “Foreign Person”)

shall provide to Borrower a properly completed and executed IRS Form W-8ECI, W-8BEN, W-8IMY or other applicable form, or any other certificate or document reasonably requested by the Borrower certifying that such Foreign Person is entitled to an exemption from United States withholding tax on payments hereunder and under each other Financing Document (a “Certificate of Exemption”). Any Foreign Person that seeks to become a Lender or participant under this Agreement (including by way of assignment from a Lender) shall provide a Certificate of Exemption to Borrower prior to becoming a Lender or participant hereunder. No Foreign Person may become a Lender or participant hereunder if such Person fails to deliver a Certificate of Exemption in advance of becoming a Lender or participant. In addition, a Foreign Person shall deliver a Certificate of Exemption to Borrower promptly upon the obsolescence, expiration or invalidity of any Certificate of Exemption previously delivered by such Person. A Foreign Person shall promptly notify Borrower at any time it determines that it is no longer in a position to provide any previously delivered Certificate of Exemption to Borrower. Notwithstanding anything to the contrary contained herein, a Foreign Person shall not be required to deliver any form, certificate or document pursuant to this Section 2.4 that such Foreign Person is not legally able to deliver; provided, however, that if a Foreign Person does not deliver a Certificate of Exemption or has previously delivered a Certificate of Exemption pursuant to this Section 2.4 but is no longer legally able to or otherwise does not provide a Certificate of Exemption in accordance with the terms hereof (other than by reason of a change in the applicable statutes or treaties or other law), then such Foreign Person shall not be entitled to any payment pursuant to Section 2.4 with respect to any Indemnified Taxes that are attributable to such Foreign Person’s inability or failure to deliver a Certificate of Exemption in accordance with the terms hereof.

(d) If a payment made to a Foreign Person hereunder or under any other Financing Document would be subject to withholding tax imposed by FATCA if such Foreign Person were to fail to comply with the applicable requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable, or in any agreement or request entered into or issued pursuant to such Sections), such Foreign Person shall deliver to Borrower, at the time or times prescribed by law and at such time or times reasonably requested by Borrower, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Borrower as may be necessary for Borrower to comply with its obligations under FATCA, to determine that such Foreign Person has complied with such Foreign Person’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

(e) If a Lender determines in its sole discretion that it has received a refund from a Government Authority relating to Taxes in respect of which the Borrower paid Additional Amounts, such Lender shall promptly pay such refund to the Borrower, net of all reasonable and allocable out-of-pocket expense (including any Taxes imposed thereon) of such Lender incurred in obtaining such refund, provided that the Borrower, upon the request of such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority), net of any reasonable incremental additional costs, to such Lender if such Lender is required to repay such refund to such Governmental Authority. Nothing in this Section shall require any Lender to disclose any information it deems confidential (including, without limitation, its tax returns) to any Person, including Borrower.

Section 2.5 Interest. The outstanding principal amount of the Loan shall bear interest at the Interest Rate (calculated on the basis of the actual number of days elapsed) and subject to the provisions of Section 2.2(b), shall be paid in arrears quarterly commencing on July 1, 2011 and on the first day of each October, January, April and July thereafter, and if any such day is not a Business Day, on the immediately preceding Business Day.

Section 2.6 Interest on Late Payments. Without limiting the remedies available to the Lenders under the Financing Documents or otherwise, to the maximum extent permitted by applicable law, if the Borrower fails to make any payment of principal or interest when due (other than Aggregate Deferred Payments), the Borrower shall pay, in respect of the outstanding principal amount and interest of the Note, interest at the rate per annum equal to the Interest Rate plus 8% for so long as such payments remain outstanding. Such interest shall be payable on demand.

Section 2.7 Delivery of Warrants.

(a) On the date hereof, the Borrower shall issue to the Lenders Warrants to purchase an aggregate of 6,000,000 shares of Common Stock at an initial Exercise Price (as defined in the Warrants) of $1.57.

(b) All Warrants issued pursuant to this Section 2.7 shall be substantially in the form attached hereto as Exhibit A-5 and shall be allocated among the Lenders as set forth on Schedule 1.

Section 2.8 Facility Fee. On the issue date of the Notes, the Borrower shall pay to the Lenders a facility fee of $500,000.

ARTICLE IIIA

REPRESENTATIONS AND WARRANTIES

Section 3.1A Representations and Warranties of the Borrower The Borrower represents and warrants as of the date hereof as follows:

(a) The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware.

(b) The Borrower is conducting its business in compliance with the Organizational Documents. The Organizational Documents as currently in effect have been made available to the Lenders and remain in full force and effect.

(c) The Borrower has full power and authority to enter into each of the Financing Documents and to effect the transactions contemplated thereby.

(d) All authorizations, consents, approvals, registrations, exemptions and licenses necessary for the execution and delivery of the Financing Documents and the performance by the Borrower of its obligations thereunder, have been obtained and are in full force and effect, except for filings necessary to comply with laws, rules, regulations and orders required in the ordinary course of business.

(e) All authorizations, consents, approvals, registrations, exemptions and licenses with or from Government Authorities that are necessary for the conduct of its business as currently conducted and as proposed to be conducted have been obtained and are in full force and effect, except to the extent any failure to so obtain would not reasonably be expected to have a Material Adverse Effect.

(f) No Default or Event of Default (or any other default or event of default, however described) has occurred under any of the Financing Documents.

(g) Neither the entering into any Financing Document nor the compliance with any of its terms conflicts with, violates, or results in a breach of any of the terms of, or constitutes a default or event of default (however described) or requires any consent under, to the extent applicable, (i) any agreement to which the Borrower is a party or by which it or any of its property is bound, (ii) any of the terms of the Organizational Documents or (iii) any judgment, decree, resolution, award or order or any statute, rule or regulation applicable to the Borrower or its assets, in each case.

(h) The Borrower is not engaged in or the subject of any litigation, arbitration, administrative proceeding, or investigation, nor is there any litigation, arbitration, administrative proceeding or investigation pending or, to the knowledge of the Borrower, threatened before or by any Government Authority against the Borrower, and the Borrower is not aware of any facts reasonably likely to give rise to any such proceeding or investigation.

(i) The Borrower (i) is capable of paying its debts as they fall due, (ii) is not bankrupt or, after giving effect to the transactions contemplated hereby, insolvent and (iii) has not taken action, and no such action has been taken by a third party, for the Borrower’s winding up, dissolution, or liquidation or similar executory or judicial proceeding or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for the Borrower or any or all of its assets or revenues.

(j) No Lien exists on the Borrower’s assets except for Permitted Liens.

(k) No Indebtedness exists except for Permitted Indebtedness.

(l) The obligation of the Borrower to make any payment under this Agreement (together with all charges in connection therewith) is absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim, cross-claim or defense of any nature whatsoever to any such payment.

Section 3.2 Borrower Acknowledgment. The Borrower acknowledges that it has made the representations and warranties referred to in Section 3.1A to persuade the Lenders to enter into the Financing Documents and that the Lenders have entered into the Financing Documents on the basis of, and in full reliance on, each of such representations and warranties.

ARTICLE IIIB

CONDITIONS OF DISBURSEMENT

Section 3.1B Conditions to Disbursement of the Loan. The obligation of the Lenders to make the Loan shall be subject to the fulfillment of the following conditions on the date the Loan is made:

(a) The Lenders shall have received evidence reasonably satisfactory to them of the Borrower’s authority to execute, deliver and perform each of the Financing Documents and to engage in the transactions contemplated thereby and an opinion of Borrower’s counsel satisfactory to the Lenders;

(b) No Default or Event of Default has occurred;

(c) No Liens will exist on the Borrower’s assets other than Permitted Liens; and

(d) No Indebtedness will exist except for the Loan and Permitted Indebtedness.

ARTICLE IV

PARTICULAR COVENANTS AND EVENTS OF DEFAULT

Section 4.1 Affirmative Covenants. Unless the Lenders shall otherwise agree:

(a) The Borrower shall (i) maintain its existence and qualification to do business in such jurisdictions as may be required to conduct its business, except where the failure to so maintain such qualification would not reasonably be expected to have a Material Adverse Effect, (ii) maintain all approvals necessary for the Financing Documents to be in effect, and (iii) operate its business with due diligence, efficiency and in conformity with sound business practices.

(b) The Borrower shall comply in all material respects with all applicable laws and rules, regulations and orders of any Government Authority, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to so comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(c) The Borrower shall obtain, make and keep in full force and effect all licenses, contracts, consents, approvals and authorizations from and registrations with Government Authorities that are necessary to conduct its business, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(d) The Borrower shall promptly notify the Lenders of the occurrence of (i) any Default or Event of Default; or (ii) any claims, litigation, arbitration, mediation or administrative or regulatory proceedings that are instituted against the Borrower.

(e) (i) The Borrower will timely file with the SEC (subject to appropriate extensions made under Rule 12b-25 of the Securities Exchange Act) any annual, quarterly and other reports required pursuant to Section 13 or 15(d) of the Securities Exchange Act prepared by the Borrower; and (ii) the Borrower will provide to the Lenders copies of all documents, reports, financial data and other information as the Lenders may reasonably request, and upon reasonable prior notice to the Borrower, permit the Lenders to visit and inspect any of the properties of the Borrower, and to discuss its affairs, finances and accounts with its officers, all at such times during regular business hours as the Lenders may reasonably request.

(f) In the event the closing price of the Common Stock on the principal securities exchange or other securities market on which the Common Stock is then being traded or quoted is greater than $2.50 for ten (10) consecutive Trading Days (the “Ten Day Period”), then following such Ten Day Period, the Borrower shall use its best efforts to cause the shares of Common Stock to be listed, traded or publicly quoted on an Eligible Market as soon thereafter as reasonably practicable but in no event more than one hundred and twenty (120) days thereafter. For purposes of this Section 4.1(f), “Eligible Market” means the New York Stock Exchange, Inc., the NYSE Area, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market or the NYSE Alternext U.S.

Section 4.2 Negative Covenants. Unless the Lenders shall otherwise agree:

(a) The Borrower shall not (i) liquidate or dissolve, or (ii) enter into any consolidation, merger or reorganization, unless the Borrower is the surviving corporation.

(b) The Borrower shall not (i) enter into any partnership, joint venture, syndicate, pool, profit-sharing or royalty agreement or other combination, or engage in any transaction, in each case, with an Affiliate, whereby its income or profits are, or might be, shared with such Affiliate, (ii) enter into any management contract or similar arrangement with any Person (other than an officer or employee of the Borrower) whereby a substantial part of its business is managed by such Person, (iii) enter into any partnering arrangement with any Affiliate with respect to and/or license and/or sell all or any portion of Borrower’s interest in Probuphine to any Affiliate; and (iv) other than in connection with Permitted Distributions, distribute, or permit the distribution, of any assets of the Borrower or its Subsidiaries, including its intangibles, to any shareholders of the Borrower or the holder of any equity interest in any Subsidiary of the Borrower or any of the Borrower’s Affiliates (other than the Borrower or a Subsidiary of the Borrower).

(c) The Borrower shall not create, incur assume, guarantee or become liable with respect to any Indebtedness, other than Permitted Indebtedness, or voluntarily prepay any Indebtedness, except prepayments of the Notes. Nothing contained herein or in any other Financing Document shall prohibit or be deemed to prohibit in any manner whatsoever Borrower’s right to pay deferred compensation to employees.

(d) The Borrower shall not incur any Liens other than Permitted Liens.

Section 4.3 Reimbursement of Other Taxes. The Borrower shall pay all Other Taxes and shall, upon notice from the Lenders, reimburse the Lenders for any such Other Taxes, in accordance with the terms of Section 2.4 hereof.

Section 4.4 Major Transaction Put. The Borrower shall give the Lenders notice of the consummation of a Major Transaction on the shorter of 30 days prior to such consummation or 2 days following the public announcement thereof. Within 5 days after the receipt of such notice, the Lenders, in the exercise of their sole discretion, may deliver a notice to the Borrower (the “Put Notice”), that the Final Payment shall be due and payable. If the Lenders deliver a Put Notice, then simultaneously with consummation of any such Major Transaction, the Borrower shall make the Final Payment to the Lenders and the Obligations shall terminate. The Borrower shall not consummate any Major Transaction without complying with the provisions of this Section 4.4.

Section 4.5 General Acceleration Provision upon Events of Default. If one or more of the events specified in this Section 4.5 (each an “Event of Default”) shall have happened and shall be continuing, the Lenders, by written notice to the Borrower, (any such notice, an “Acceleration Notice”), may declare the principal of, accrued interest on, the Loan or any part thereof (together with any other amounts accrued or payable under this Agreement) to be, and the same shall thereupon become, immediately due and payable, without any further notice and without any presentment, demand, or protest of any kind, all of which are hereby expressly waived by the Borrower, and take any further action available at law or in equity, including, without limitation, the sale of the Loan and all other rights acquired in connection with the Loan, subject, however, to the assignment provisions in Section 5.5 hereof; provided, however, that an Acceleration Notice shall be deemed to have been sent to Borrower immediately upon the occurrence of any event described in Section 4.5(d) and, in the case of a proceeding of the type described in Section 4.5(d)(iv), shall be deemed to have been withdrawn if such proceeding is dismissed or discontinued within the 90-day period provided for therein (absent the occurrence of any other Event of Default during such 90-day period):

(a) A Lender shall have failed to receive payment of principal and interest when due under the Notes.

(b) The Borrower shall have failed to comply with the due observance or performance of any covenant contained in any Financing Document and such failure to comply has not been cured by Borrower within ten (10) days after the occurrence thereof; provided, however, that if the such non-compliance cannot by its nature be cured within such ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such non-compliance, and within such reasonable time period the failure to cure such non-compliance shall not be deemed an Event of Default.

(c) Any representation or warranty made by the Borrower in any Financing Document shall have been incorrect, false or misleading in any material respect as of the date it was made.

(d) (i) The Borrower shall generally be unable to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts as they come due or shall make a general assignment for the benefit of creditors; (ii) the Borrower shall declare a moratorium on the payment of its debts; (iii) the commencement by the Borrower of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the commencement of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, intervention or other similar relief under any applicable law, or the consent by it to the filing of any such petition or to the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any substantial part of its assets; (iv) the commencement against the Borrower or any substantial part of its assets of a proceeding in any court of competent jurisdiction under any bankruptcy or other applicable law (as now or hereafter in effect) seeking its liquidation, winding up, dissolution, reorganization, arrangement, adjustment, or the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official), and any such proceeding shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall continue unstayed or otherwise in effect, in each case, for a period of ninety (90) days; (v) the making by the Borrower of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debt generally as they become due; or (vi) any other event shall have occurred which under any applicable law would have an effect analogous to any of those events listed above in this subsection.

(e) One or more judgments against the Borrower taken as a whole or attachments against any of its property, which in the aggregate amount exceeds $100,000, and such judgment(s) remain unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days from the date of entry of such judgment(s).

(f) The Borrower repudiates any Financing Document or challenges the validity or enforceability of any Financing Document.

(g) The validity of any Financing Document shall be contested by any legislative, executive or judicial body of any jurisdiction, or any treaty, law, regulation, communiqué, decree, ordinance or policy of any jurisdiction shall render any provision of any Financing Document unenforceable or shall prevent or materially delay the performance or observance by the Borrower of the Obligations.

(h) There is a failure to perform in any agreement to which the Borrower is a party resulting in the acceleration of the maturity of any Indebtedness in an amount in excess of $100,000.

(i) The occurrence of an Event of Default under the Warrants (as such item is defined in the Warrants).

(j) The Borrower breaches any of its agreements contained in the Royalty Agreement dated the date hereof between the Borrower, Deerfield TTNP Corp. and Deerfield Private Design Fund II, L.P. and such breach is not cured within thirty (30) days following written notice thereof from Lenders.

(k) The director (the “Director”) of the United States Patent and Trademark Office (the “USPTO”) does not issue a certificate of extension extending the term of the Patent #RE39,198 (the “Fanapt Patent”) prior to the expiration thereof by not less than four years from its current expiration date of November 15, 2011. Notwithstanding the foregoing, if the Director does issue a certificate of extension extending the Fanapt Patent by not less than four years from its current expiration date of November 15, 2011, but such certificate does not issue prior to November 15, 2011, and the Director and/or the USPTO has granted an interim extension(s) maintaining the Fanapt Patent pending the issuance of the certificate of extension, no Event of Default shall be deemed to have occurred unless and until the Fanapt Patent expires without the issuance of a certificate of extension extending the Fanapt Patent by not less than four years from its current expiration date of November 15, 2011.

Section 4.6 Automatic Acceleration on Dissolution or Bankruptcy. Notwithstanding any other provisions of this Agreement, if an Event of Default under Section 4.5(d) shall occur, the Final Payment shall thereupon become immediately due and payable without any presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

Section 4.7 Recovery of Amounts Due If any amount payable hereunder is not paid within ten (10) Business Days of its due date, the Borrower hereby authorizes the Lenders to proceed, to the fullest extent permitted by applicable law, without prior notice, by right of set-off, banker’s lien or counterclaim, against any moneys or other assets of the Borrower to the full extent of all amounts payable to the Lenders.

ARTICLE V

MISCELLANEOUS

Section 5.1 Notices. Any communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or five (5) days following posting thereof by certified or registered mail, postage prepaid, return receipt requested, (c) upon actual receipt thereof when sent by a recognized overnight delivery service, or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered or certified mail, return receipt requested, or by recognized overnight delivery service to the address set forth below, in each case addressed to the applicable party at its address set forth below or at such other address as has been furnished in writing by such party to the other by like notice:

For the Borrower:

400 Oyster Point Blvd.

Suite 505

South San Francisco, CA 94080

Attention: Chief Executive Officer

Facsimile: (650) 244-4956

With a copy to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attention: Fran Stoller

Facsimile: (212) 214-0706

For the Lenders c/o:

Deerfield Private Design Fund II, L.P.

780 Third Avenue, 37th Floor

New York, New York 10017

Attention: Structured Products

Facsimile: (212) 599-3075

With a copy to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, NY 10022

Attention: Mark I. Fisher and Elliot Press

Facsimile: (212) 940-6621

Section 5.2 Waiver of Notice. Whenever any notice is required to be given to the Lenders or the Borrower under any Financing Document, a waiver thereof in writing signed by the Person(s) entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 5.3 Reimbursement of Legal and Other Expenses. If any amount owing to the Lenders under any Financing Document shall be collected through enforcement of such Financing Document, any refinancing or restructuring of the Loan in the nature of a work-out, settlement, negotiation, or any process of law, or shall be placed in the hands of third Persons for collection, the Borrower shall pay (in addition to all monies then due in respect of the Loan or otherwise payable under any Financing Document) reasonable attorneys’ and other reasonable fees and expenses incurred in respect of such enforcement, refinancing, restructuring, process of law on collection.

Section 5.4 Applicable Law and Consent to Non-Exclusive New York Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of such State.

(a) Each party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of New York or the city of Los Angeles for the adjudication of any dispute in connection herewith or any transaction contemplated hereby, and hereby irrevocably waives and agrees not to assert in any suit, action or other proceeding (a “Proceeding”), any claim that it is not personally subject to the jurisdiction of any such court or that such Proceeding is improper such court. Final non-appealable judgment against any party in any such Proceeding shall be conclusive and may be enforced in any jurisdiction by suit on the judgment. Nothing contained in any Financing Document shall affect the right of the Lenders to commence a Proceeding in any court having jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other legal papers upon the Borrower in any manner authorized by the laws of any such jurisdiction. The Borrower irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any Proceeding brought in the courts of the State of New York or in the United States District Court for the Southern District of New York, and any claim that any such Proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Borrower hereby waives any and all rights to demand a trial by jury in any Proceeding described above.

(c) To the extent that the Parties may, in any Proceeding, be entitled to the benefit of any provision of law requiring the Borrower or the Lenders, as applicable, in such Proceeding to post security for the costs of the Borrower or the Lenders, as applicable, or to post a bond or to take similar action, the Parties hereby irrevocably waive such benefit, in each case to the fullest extent now or hereafter permitted under any applicable laws.

Section 5.5 Successor and Assigns. This Agreement shall bind and inure to the respective successors and assigns of the Parties, except that the Borrower may not assign or otherwise transfer all or any part of its rights under this Agreement or the Obligations without the prior written consent of the Lenders. Notwithstanding the foregoing, nothing in this Section 5.5 shall be deemed to limit or otherwise restrict a merger, reorganization or sale of substantially all of the assets of the Borrower otherwise permitted hereunder.

Section 5.6 Entire Agreement. The Financing Documents contain the entire understanding of the Parties with respect to the matters covered thereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto. The provisions of this Agreement may be waived, modified, supplemented or amended only by an instrument in writing signed by the authorized officer of each Party.

Section 5.7 Severability. If any provision contained herein shall be unenforceable under any law, the enforceability of the remaining provisions shall not be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the unenforceable provision with an enforceable provision the economic effect of which comes as close as possible to that of the unenforceable provision.

Section 5.8 Counterparts. This Agreement may be executed in several counterparts, and by each Party on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Section 5.9 Survival

(a) This Agreement and all agreements, representations and warranties made in the other Financing Documents, and in any document, certificate or statement delivered in connection therewith shall be considered to have been relied upon by the Parties and shall survive the execution and delivery of this Agreement and the making of the Loan regardless of any investigation made by any Party or on its behalf, and shall continue in force until the Obligations shall have been fully paid, and the Lenders shall not be deemed to have waived, by reason of making the Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lenders may have had notice or knowledge that such representation or warranty was false or misleading on the date hereof.

(b) The obligations of the Borrower under Section 2.4 and the obligations of the Borrower and the Lenders under this Section 5.9 hereof shall remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loan, or the termination of this Agreement or any provision hereof.

Section 5.10 Waiver Neither the failure of, nor any delay on the part of, any Party in exercising any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, document or instrument mentioned herein, constitute a waiver of any other right, power, privilege or default or constitute a waiver of any default of the same or of any other term or provision. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Lenders upon any default under this Agreement, or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of the Lenders in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the Lenders in respect of any other default. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

Section 5.11 Indemnity

(a) The Parties shall, at all times, indemnify and hold each other (the “Indemnity”) and each of their respective directors, partners, officers, employees, agents, counsel and advisors (each, an “Indemnified Person”) harmless in connection with any losses, claims (including the cost of defending against such claims), damages, liabilities, penalties, or other expenses which may be incurred by or asserted against an Indemnified Person arising out of, any investigation, litigation or proceeding, relating to the Financing Documents (together, a “Loss”) the extension of credit hereunder or the Loan or the use or intended use of the Loan, which an Indemnified Person may incur or to which an Indemnified Person may become subject. The Indemnity shall not apply to the extent that a court or arbitral tribunal with jurisdiction over the subject matter of the Loss, and over the Lenders or the Borrower, as applicable, and such other Indemnified Person that had an adequate opportunity to defend its interests, determines that such Loss resulted from the gross negligence or willful misconduct of the Indemnified Person, which determination results in a final, non-appealable judgment or decision of a court or tribunal of competent jurisdiction. The Indemnity is independent of and in addition to any other agreement of any Party under any Financing Document to pay any amount to the Lenders or the Borrower, as applicable, and any exclusion of any obligation to pay any amount under this subsection shall not affect the requirement to pay such amount under any other section hereof or under any other agreement. The indemnification provisions of this Section 5.11(a) shall be subject to Section 2.4 hereof.

(b) Without prejudice to the survival of any other agreement of any of the Parties hereunder, the agreements and the obligations of the Parties contained in this Section 5.11 shall survive the termination of each other provision hereof and the payment of all amounts payable to the Lenders hereunder.

Section 5.12 No Usury. The Financing Documents are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the amount paid or agreed to be paid to the Lenders for the Loan exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Lenders shall ever receive anything which might be deemed interest under applicable law, that would exceed the highest lawful rate, such amount that would be deemed excessive interest shall be applied to the reduction of the principal amount owing on account of the Loan, or if such deemed excessive interest exceeds the unpaid balance of principal of the Loan, such deemed excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Lenders for the Loan shall, to the extent permitted by applicable law, be deemed to be amortized, prorated, allocated and spread throughout the full term of the Loan until payment in full so that the deemed rate of interest on account of the Loan is uniform throughout the term thereof. The terms and provisions of this paragraph shall control and supersede every other provision of this Agreement and the Notes.

Section 5.13 Further Assurances. From time to time, the Borrower shall perform any and all acts and execute and deliver to the Lenders such additional documents as may be necessary or as requested by the Lenders in each case as determined by the Lenders in the good faith exercise of their reasonable discretion to carry out the purposes of any Financing Document or any or to preserve and protect the Lenders’ rights as contemplated therein.

Section 5.14 Termination. The Borrower may by notice to the Lenders terminate the Agreement upon repayment of the Obligations whereupon the Obligations shall terminate subject to the provisions of Section 5.9(b).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.

BORROWER:

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Name: Sunil Bhonsle
Title: President

LENDER:

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By:	Deerfield Capital, L.P., General Partner
By:	J. E. Flynn Capital LLC, General Partner

By:	/s/ David Clark
Name: David Clark
Title: Authorized Signatory

LENDER:

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By:	Deerfield Capital, L.P., General Partner
By:	J. E. Flynn Capital LLC, General Partner

By:	/s/ David Clark
Name: David Clark
Title: Authorized Signatory

LENDER:

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Capital, L.P., General Partner
By:	J. E. Flynn Capital LLC, General Partner

By:	/s/ David Clark
Name: David Clark
Title: Authorized Signatory

LENDER:

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:	/s/ David Clark
Name: David Clark
Title: Authorized Signatory

SCHEDULE 1

LENDERS

Lender	Principal Amount of Note	Number of Shares of Common Stock Underlying Warrants
Deerfield Private Design Fund II, L.P.	$7,456,000	2,236,800
Deerfield Private Design International II, L.P.	$8,544,000	2,563,200
Deerfield Special Situations Fund, L.P.	$1,560,000	468,000
Deerfield Special Situations Fund International Limited	$2,440,000	732,000
Total	$20,000,000	6,000,000

1

EXHIBIT A-1

FORM OF NOTE

PROMISSORY NOTE

THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). THE FOLLOWING INFORMATION IS BEING PROVIDED PURSUANT TO TREASURY REGULATION SECTION 1.1275-3:

ISSUE PRICE:

AMOUNT OF OID:

ISSUE DATE:

YIELD TO MATURITY:

March     , 2011

FOR VALUE RECEIVED, TITAN PHARMACEUTICALS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Private Design International II, L.P. (the “Payee”), a principal amount equal to $8,544,000, in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement.

This Note is a “Note” referred to in the Facility Agreement dated as of March 15, 2011 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof pursuant to the provisions of the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Maturity Date.

If default is made in the punctual payment of principal or any other amount under this Note in accordance with the Facility Agreement, or if any other Event of Default has occurred and is continuing, this Note shall, at the Payee’s option exercised at any time upon or after the occurrence and during the continuance of any such payment default or other Event of Default and in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

2

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof. Subject to the terms of the Facility Agreement, all such payments will be free and clear of, and without deduction or withholding for, any present or future taxes. The Maker shall pay all and any costs (administrative or otherwise) imposed by the Maker’s banks, clearing houses, or any other financial institution, in connection with making any payments hereunder.

The Maker shall pay all costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

Other than those notices required to be provided by Payee to Maker under the terms of the Facility Agreement, the Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended only in a writing signed by the Maker and the Payee. This Note may be prepaid in whole or in part in accordance with the provisions of the Facility Agreement.

This Note, and any rights of the PAYEE arising out of or relating to this Note, may, at the option of the Payee, be enforced by the Payee in the courts of the United States of America located in the Southern District of the State of New York or in any other courts having jurisdiction. For the benefit of the Payee, the Maker hereby irrevocably agrees that any legal action, suit or other proceeding arising out of or relating to this Note may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and hereby consents that personal service of summons or other legal process may be made as set forth in Section 5.1 of the FACILITY Agreement, which service the Maker agrees shall be sufficient and valid. THE MAKER HEREBY waives any and all rights to demand a trial by jury in any action, suit or OTHER proceeding arising out of or relating to this NOTE or the transactions contemplated by this NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

3

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any noteholder, transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) neither such noteholder nor, if any IRS Form W-8IMY is provided, any of such noteholder’s members, partners, beneficiaries or owners is, or will be as long as any amounts due under this Note have not been paid in full, a person described in Section 871(h)(3) or 881(c)(3) of the Code; (ii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (ii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly completed and executed U.S. Internal Revenue Service (“IRS”) Form W-8IMY or W-8BEN, as applicable (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iii) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8IMY or W-8BEN (or successor form), as applicable, previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8IMY or W-8BEN or successor form) within 30 days after the occurrence of such event; and (iv) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as a non-fiduciary agent of, and on behalf of, the Maker for the tax purposes set forth herein. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8IMY or W-8BEN (or any successor form), as applicable, certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other

4

instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Affiliate of the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

TITAN PHARMACEUTICALS, INC.

By:
Name:
Title:

5

EXHIBIT A-2

FORM OF NOTE

THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). THE FOLLOWING INFORMATION IS BEING PROVIDED PURSUANT TO TREASURY REGULATION SECTION 1.1275-3:

ISSUE PRICE:

AMOUNT OF OID:

ISSUE DATE:

YIELD TO MATURITY:

PROMISSORY NOTE

March     , 2011

FOR VALUE RECEIVED, TITAN PHARMACEUTICALS INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Private Design Fund II, L.P. (the “Payee”), a principal amount equal to $7,456,000, in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement.

This Note is a “Note” referred to in the Facility Agreement dated as of March 15, 2011 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof pursuant to the provisions of the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Maturity Date.

If default is made in the punctual payment of principal or any other amount under this Note in accordance with the Facility Agreement, or if any other Event of Default has occurred and is continuing, this Note shall, at the Payee’s option exercised at any time upon or after the occurrence and during the continuance of any such payment default or other Event of Default and in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

1

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof. Subject to the terms of the Facility Agreement, all such payments will be free and clear of, and without deduction or withholding for, any present or future taxes. The Maker shall pay all and any costs (administrative or otherwise) imposed by the Maker’s banks, clearing houses, or any other financial institution, in connection with making any payments hereunder.

The Maker shall pay all costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

Other than those notices required to be provided by the Payee to the Maker under the terms of the Facility Agreement, the Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended only in a writing signed by the Maker and the Payee. This Note may be prepaid in whole or in part in accordance with the provisions of the Facility Agreement.

This Note, and any rights of the PAYEE arising out of or relating to this Note, may, at the option of the Payee, be enforced by the Payee in the courts of the United States of America located in the Southern District of the State of New York or in any other courts having jurisdiction. For the benefit of the Payee, the Maker hereby irrevocably agrees that any legal action, suit or other proceeding arising out of or relating to this Note may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and hereby consents that personal service of summons or other legal process may be made as set forth in Section 5.1 of the FACILITY Agreement, which service the Maker agrees shall be sufficient and valid. THE MAKER HEREBY waives any and all rights to demand a trial by jury in any action, suit or OTHER proceeding arising out of or relating to this NOTE or the transactions contemplated by this NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

2

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any noteholder or transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) neither such noteholder nor, if any IRS Form W-8IMY is provided, any of such noteholder’s members, partners, beneficiaries or owners is, or will be as long as any amounts due under this Note have not been paid in full, a person described in Section 871(h)(3) or 881(c)(3) of the Code; (ii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (ii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly completed and executed U.S. Internal Revenue Service (“IRS”) Form W-8IMY or W-8BEN, as applicable (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iii) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8IMY or W-8BEN (or successor form), as applicable, previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8IMY or W-8BEN or successor form) within 30 days after the occurrence of such event; and (iv) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as a non-fiduciary agent of, and on behalf of, the Maker for the tax purposes set forth herein. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8IMY or W-8BEN (or any successor form), as applicable, certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other

3

instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Affiliate of the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

TITAN PHARMACEUTICALS, INC.

By:
Name:
Title:

4

EXHIBIT A-3

FORM OF NOTE

PROMISSORY NOTE

THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). THE FOLLOWING INFORMATION IS BEING PROVIDED PURSUANT TO TREASURY REGULATION SECTION 1.1275-3:

ISSUE PRICE:

AMOUNT OF OID:

ISSUE DATE:

YIELD TO MATURITY:

March     , 2011

FOR VALUE RECEIVED, TITAN PHARMACEUTICALS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Special Situations Fund International Limited (the “Payee”), a principal amount equal to $2,440,000, in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement.

This Note is a “Note” referred to in the Facility Agreement dated as of March 15, 2011 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof pursuant to the provisions of the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Maturity Date.

If default is made in the punctual payment of principal or any other amount under this Note in accordance with the Facility Agreement, or if any other Event of Default has occurred and is continuing, this Note shall, at the Payee’s option exercised at any time upon or after the occurrence and during the continuance of any such payment default or other Event of Default and in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

1

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof. Subject to the terms of the Facility Agreement, all such payments will be free and clear of, and without deduction or withholding for, any present or future taxes. The Maker shall pay all and any costs (administrative or otherwise) imposed by the Maker’s banks, clearing houses, or any other financial institution, in connection with making any payments hereunder.

The Maker shall pay all costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

Other than those notices required to be provided by Payee to Maker under the terms of the Facility Agreement, the Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended only in a writing signed by the Maker and the Payee. This Note may be prepaid in whole or in part in accordance with the provisions of the Facility Agreement.

This Note, and any rights of the PAYEE arising out of or relating to this Note, may, at the option of the Payee, be enforced by the Payee in the courts of the United States of America located in the Southern District of the State of New York or in any other courts having jurisdiction. For the benefit of the Payee, the Maker hereby irrevocably agrees that any legal action, suit or other proceeding arising out of or relating to this Note may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and hereby consents that personal service of summons or other legal process may be made as set forth in Section 5.1 of the FACILITY Agreement, which service the Maker agrees shall be sufficient and valid. THE MAKER HEREBY waives any and all rights to demand a trial by jury in any action, suit or OTHER proceeding arising out of or relating to this NOTE or the transactions contemplated by this NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

2

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any noteholder, transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) neither such noteholder nor, if any IRS Form W-8IMY is provided, any of such noteholder’s members, partners, beneficiaries or owners is, or will be as long as any amounts due under this Note have not been paid in full, a person described in Section 871(h)(3) or 881(c)(3) of the Code; (ii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (ii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly completed and executed U.S. Internal Revenue Service (“IRS”) Form W-8IMY or W-8BEN, as applicable (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iii) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8IMY or W-8BEN (or successor form), as applicable, previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8IMY or W-8BEN or successor form) within 30 days after the occurrence of such event; and (iv) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as a non-fiduciary agent of, and on behalf of, the Maker for the tax purposes set forth herein. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8IMY or W-8BEN (or any successor form), as applicable, certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other

3

instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Affiliate of the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

TITAN PHARMACEUTICALS, INC.

By:
Name:
Title:

4

EXHIBIT A-4

FORM OF NOTE

PROMISSORY NOTE

THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). THE FOLLOWING INFORMATION IS BEING PROVIDED PURSUANT TO TREASURY REGULATION SECTION 1.1275-3:

ISSUE PRICE:

AMOUNT OF OID:

ISSUE DATE:

YIELD TO MATURITY:

March     , 2011

FOR VALUE RECEIVED, TITAN PHARMACEUTICALS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Special Situations Fund, L.P. (the “Payee”), a principal amount equal to $1,560,000, in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement.

This Note is a “Note” referred to in the Facility Agreement dated as of March 15, 2011 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof pursuant to the provisions of the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Maturity Date.

If default is made in the punctual payment of principal or any other amount under this Note in accordance with the Facility Agreement, or if any other Event of Default has occurred and is continuing, this Note shall, at the Payee’s option exercised at any time upon or after the occurrence and during the continuance of any such payment default or other Event of Default and in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

1

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof. Subject to the terms of the Facility Agreement, all such payments will be free and clear of, and without deduction or withholding for, any present or future taxes. The Maker shall pay all and any costs (administrative or otherwise) imposed by the Maker’s banks, clearing houses, or any other financial institution, in connection with making any payments hereunder.

The Maker shall pay all costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

Other than those notices required to be provided by Payee to Maker under the terms of the Facility Agreement, the Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended only in a writing signed by the Maker and the Payee. This Note may be prepaid in whole or in part in accordance with the provisions of the Facility Agreement.

This Note, and any rights of the PAYEE arising out of or relating to this Note, may, at the option of the Payee, be enforced by the Payee in the courts of the United States of America located in the Southern District of the State of New York or in any other courts having jurisdiction. For the benefit of the Payee, the Maker hereby irrevocably agrees that any legal action, suit or other proceeding arising out of or relating to this Note may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and hereby consents that personal service of summons or other legal process may be made as set forth in Section 5.1 of the FACILITY Agreement, which service the Maker agrees shall be sufficient and valid. THE MAKER HEREBY waives any and all rights to demand a trial by jury in any action, suit or OTHER proceeding arising out of or relating to this NOTE or the transactions contemplated by this NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

2

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any noteholder, transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) neither such noteholder nor, if any IRS Form W-8IMY is provided, any of such noteholder’s members, partners, beneficiaries or owners is, or will be as long as any amounts due under this Note have not been paid in full, a person described in Section 871(h)(3) or 881(c)(3) of the Code; (ii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (ii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly completed and executed U.S. Internal Revenue Service (“IRS”) Form W-8IMY or W-8BEN, as applicable (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iii) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8IMY or W-8BEN (or successor form), as applicable, previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8IMY or W-8BEN or successor form) within 30 days after the occurrence of such event; and (iv) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as a non-fiduciary agent of, and on behalf of, the Maker for the tax purposes set forth herein. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8IMY or W-8BEN (or any successor form), as applicable, certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other

3

instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Affiliate of the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

TITAN PHARMACEUTICALS, INC.

By:
Name:
Title:

4

EXHIBIT A-5

FORM OF WARRANT

5

EXHIBIT B

PERMITTED INDEBTENDESS

Indebtedness to Oxford Financial Corporation which shall be paid in full with a portion of the proceeds of the Loan.